UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 1, 2010

CONSOLIDATION SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

333-142105	20-8317863
(Commission File Number)	(IRS Employer Identification No.)

2300 W. Sahara Drive, Suite 800, Las Vegas, NV 89102

(Address of Principal Executive Offices)      (Zip Code)

(702) 949-9449

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our,” the “Company,” and “CNSV” refer to Consolidation Services, Inc. On July 20, 2010, we filed a Current Report on Form 8-K (the “Amendment No. 1 to Form 8-K”).  We are filing this Current Report on Form 8-K/A Amendment No. 2 to Form 8-K to include under Item 9.01 audited financial statements of Leland Kentucky Holdings, Inc. Managed Partnerships for the year ended December 31, 2009 and audited statements for the three months ended April 1, 2010 and related notes thereto, as well as the unaudited pro forma financial information for the year ended December 31, 2009 and for the three months ended April 1, 2010.  Certain amended information concerning the acquisition has also been included.

ITEM 1.01 ENTRY IN TO A MATERIAL DEFINITIVE AGREEMENT

The information included below under Item 2.01 concerning definitive Asset Purchase Agreements entered into between the Company and various oil and gas funds and other ancillary agreements entered into as part of the Acquisition (as defined below) on April 1, 2010 is incorporated by reference into this Item 1.01.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 1, 2010, the Company entered into 12 substantially the same Asset Purchase Agreements (the “APAs”) with 11 limited partnerships and 1 corporation (collectively the “Partnerships”) and completed the purchase (the “Acquisition”) of interests in oil and gas wells located in Tennessee and Kentucky.  The Company acquired interests in 39 oil wells and 19 gas wells located on approximately 1,500 leased acres in Kentucky and Tennessee.

The Managing Partner of each of the Partnerships is Leland Kentucky Holdings, Inc., (“Leland”) a wholly-owned subsidiary of Leland Energy, Inc. (“Leland”) of Beverly Hills California.  The President of Leland is Stephen M. Thompson who was appointed to the Company’s Board of Directors on April 2, 2010 and appointed Chairman of the Board and Chief Executive Officer of the Company on April 7, 2010.

Leland Energy, Inc. is a privately held Company with over 30 years of oil and gas industry experience. Leland provides service, expertise, prospect evaluation, drilling programs and production income.  Neither Leland, nor Stephen M. Thompson holds a controlling interest in CNSV. Further Leland and Mr. Thompson, as Managing Partner, do not have the power to vote the shares held by the Partnerships. As described below, 11 of the 12 Partnerships were limited liability partnerships.

Leland management asserts that every single holder of the partnership interests (or shares) was solicited to vote on whether to approve the Acquisition and have the Partnerships exchange all of its assets for CNSV stock, which then was the sole asset of each Partnership. The Partnership agreements required a majority vote by each individual Limited Partner (defined as such in the partnership agreements) on all material matters. A majority of the partners or shareholders of each entity did not vote by affirmative ballot.  However, according to the ballot instructions, those ballots not returned were assumed to be affirmative, thus achieving the required 51% for each entity.  Although Leland management did not send the ballot mailing via certified mail, after the ballots were delivered, management spoke to each partner to discuss the ballot, insure receipt and to answer questions. No ballots were returned undeliverable.

The Partnerships accordingly voted to distribute their shares of CNSV to the individual Partners on a pro rata basis according to their partnership units, which was concluded in 2010.  Once the stock was distributed to the partners, the entities were all dissolved and final 2010 income tax returns were filed.  Leland management asserts that distribution of the CNSV stock and final 2010 K-1’s to the partners further affirms the majority vote required to approve the transaction.

It should be further noted that the ballot was based on cash contributed to value the transaction at approximately $15,555,000.  When the transaction was later audited related to the December 31, 2010 10-K, an updated reserve report from the independent petroleum engineers valued the acquired reserves and assets at approximately $4,355,000.  The SEC has accordingly required restatement to the various 2010 10-Q’s which relied on the prior reserve report and recording of the transaction based on the updated reserve report.

Concurrent with the acquisition, the Company announced the appointment of a new management team with oil and gas experience and the desire of prior management to retire from the day-to-day operations of the Company. Prior management received no consideration for their resignation from the Board of Directors or management positions. The new management team would manage and operate CNSV, while Dr. Thomas and Mr. Francis would serve on the Acquisition Committee for CNSV’s acquisition program.

Effective April 2, 2010, the Company announced the appointment of Stephen M. Thompson, Chairman of the Board of Directors and Pamela J. Thompson (no relation to Stephen M. Thompson), and Gary Kucher as members of the Board of Directors.  On April 7, 2010, Stephen M. Thompson was appointed as Chief Executive Officer, Pamela Thompson was appointed as Chief Financial Officer, Secretary and Treasurer and Gary Kucher, was appointed as President (See 5.02 below).  (Stephen Thompson and Pamela Thompson subsequently resigned their positions with the Company in 2011.)

The Company did not have a change in voting control of the Company as prior to the acquisition the sole officers and directors controlled 56% of the voting common stock of the Company. Immediately after the acquisition prior management continued to be the single largest shareholders and were the only shareholders with a greater than 5% controlling interest of the Company and still serves on the Acquisition Committee of CNSV. At the time the Company issued 22,786,872 shares of common stock this issuance did not effectuate a change in voting control but only diluted the holdings of prior management.

The Acquisition provides CNSV with increased acres available for future drilling, as well as already drilled operating wells.  The Company has retained the oil and gas rights on the approximate 12,000 acres of land it spun-off to a wholly-owned subsidiary Colt Resources, Inc. (“Colt”) on January 1, 2010, subject to a 12.5% overriding royalty granted to Colt on the oil and gas interests. There is no assurance the Company will be able to obtain the funding required to pursue the development of its oil and gas rights on the Colt properties.

The aggregate purchase price (the “Purchase Price”) paid for the Acquisition was 22,786,872 restricted shares of Common Stock which were exchanged for Partnership assets valued at approximately $4,355,000.  See Item 3.02 below for information concerning the calculation of the Purchase Price.

The APAs were entered into by CNSV with the following Partnerships:

Energy Production Revenue Fund, LLP, a Nevada limited liability partnership
Knox Drilling Fund, LLP, a Colorado limited liability partnership
Knox Drilling Fund II, LLP, a Colorado limited liability partnership
Appalachian Drilling Fund, LLP, a Colorado limited liability partnership
Appalachian Drilling Fund II, LLP, a Colorado limited liability partnership
Annex Drilling Fund, LLP, a Colorado limited liability partnership
Syroco Energy Inc., a California corporation
Block Production Revenue Fund, LLP, a Nevada limited liability partnership
Rogers Production Revenue Fund, LLP, a Nevada limited liability partnership
Production Revenue Drilling Fund, LLP, a Nevada limited liability partnership
Block City Drilling Fund, LLP, a Nevada limited liability partnership
Green County Energy Fund, LLP, a Colorado limited liability partnership

Under the APAs, the Company acquired all rights, title and interest to the Partnerships’ oil and gas wells free and clear of all liabilities, liens and encumbrances of any character whatsoever.  The effective date of the purchase and sale of the Assets for all but Block Production, Rogers Production and Production Revenue Drilling was April 1, 2010 (May 1, 2010 for the three above exceptions), regardless of when the closing in fact occurred.  All representations and warranties made by the parties shall survive through the second anniversary date of the closing except environmental and tax representations which shall survive through the expiration of the applicable statute of limitations.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

(a)

On April 1, 2010, CNSV authorized the issuance of an aggregate of 22,786,872 shares (“CNSV Shares”) of its common stock to the above referenced Partnerships (the “Purchasers”) pursuant to the APAs, as described under Section 2.01 above.

(b)

The CNSV Shares were valued at an aggregate of approximately $4,355,000 (the “Purchase Price”), based on the value of the assets received as determined by the revised reserve report referred to above.  The Purchase Price is less than the investors’ cash contributions to the Partnerships and thus represents CNSV’s cost basis in the assets acquired.

(c)

The CNSV Shares were issued pursuant to the exemption claimed by the Company under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  Each Purchaser represented and warranted that the Partnerships was either an “accredited investors” as such term is defined in Rule 501 under the Securities Act and/or sophisticated investors and had access to the same information as would be contained in a registration statement.

(d)

No convertible securities were issued.

(e)

No underwriters or placement agents were involved and no underwriting discounts or commissions were paid.

SECTION - CORPORATE GOVERNANCE AND MANAGEMENT

5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS, COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)

Effective April 2, 2010, Dr. Johnny R. Thomas and John C. Francis resigned from the Board of Directors.  Effective April 6, 2010, Dr. Thomas resigned as Chief Executive Officer and President and Mr. Francis resigned as Chief Financial Officer, Vice President, Secretary and Treasurer of the Company.

(d)

Effective April 2, 2010, Stephen M. Thompson, Pamela J. Thompson and Gary Kucher were appointed as members of the Board of Directors.  There are no arrangements, or understandings between the Company and any of the new directors.  There are no material plans, contracts or arrangements pursuant to which any director is a party or in which (s) he participates.

(c)

Effective April 7, 2010, the Company appointed Stephen M. Thompson, CEO, Pamela J. Thompson, CFO, Corporate Secretary and Treasurer, and Gary Kucher, President.

(Stephen Thompson and Pamela Thompson subsequently resigned from their positions with the Company in 2011 as discussed below).

Certain biographical information concerning the New Management and Directors appointed is as follows:

Stephen M. Thompson, age 62, was appointed a member of the Board of Directors of the Company on April 1, 2010, and elected Chief Executive Officer on April 7, 2010.  Mr. Thompson has been founder, major shareholder, President and CEO of Leland Energy, Inc. since 2006.  He has been involved in the domestic energy industry for over thirty years.  He is knowledgeable and experienced in all phases of the oil and gas industry including leasing activities, ownership and operations of drilling rigs, syndication and field operations. Mr. Thompson has current or previous business interests and relationships in investment banking, international art publishing and the gaming industry.  Mr. Thompson has served on the Board of Directors of Global Business Services, Inc. On August 11, 1981 The Wisconsin Commissioner of Securities issued an Order of Prohibition against Stephen Thompson for securities violation, and on September 5, 2002 issued another Order of Prohibition against Stephen Thompson and Leland Energy.  Also, on May 13, 2003 the Pennsylvania Securities Commission issued a Cease and Desist against Leland Energy prohibiting the offering or sale of securities unless they retain counsel knowledgeable in securities laws applicable filings with the Commission.  These matters had not been previously disclosed because they had not occurred within five years prior to his appointment.  Additionally, In February 9, 2011, the State of California entered an Order against Leland Energy, Inc., Leland Kentucky Holding, Inc, Stephen M. Thompson, and the various Partnerships involved with the herein reference acquisition for claims that the parties violated Corporation Code Section 25401.  The State of California alleges that the offering materials omitted material facts related to the Wisconsin and Pennsylvania orders.  Current Company management, Corporate counsel, and the independent auditors assert that they were not aware of this action when the 2010 10-K was filed on April 15, 2011.  On April 17, 2011 Stephen M. Thompson resigned and Gary D. Kucher replaced Mr. Thompson as Chief Executive Officer, as disclosed in a subsequent Form 8-K.

Pamela J. Thompson, age 46, was appointed a member of the Board of Directors of the Company on April 1, 2010 and elected Chief Financial Officer, Secretary and Treasurer on April 7, 2010.  Ms. Thompson formed Pamela J. Thompson, CPA, P.C. in 1990 and has over 20 years of experience in SEC compliance, tax and accounting for publicly traded companies.  She has served as Chief Financial Officer, Secretary Treasurer, and a member of the Board of Directors of several public companies traded on NASDAQ and the OTC Bulletin Board.  Ms. Thompson started her career in 1986 with the international accounting firm of Arthur Andersen and was subsequently with Pannell Kerr Forester, and one of the larger regional firms Eide, Bailey and Company. Her Sarbanes-Oxley Section compliance implementation experience has been focusing assisting publicly traded companies with performing risk assessment on critical business process and documenting business process controls.

Ms. Thompson holds a Bachelor of Science from Minnesota State – Moorhead in Accountancy, in 1986.  She is a Certified Public Accountant in the State of Arizona and a Certified Fraud Examiner Candidate, a member of the Arizona Society of Certified Public Accountants, and Association of Certified Fraud Examiners.    Ms. Thompson has been featured in Arizona Women’s Success Magazine, National Basketball Players Association Magazine, Behind the Bench: National Basketball Wives Association Magazine, New Jersey Star, Arizona Republic, and The Wall Street Journal.  Ms. Thompson was previously the subject of an administrative proceeding of the SEC related to her role as a transfer agent, not as an accountant, in April of 2005, File No. 3-12969.  This proceeding has not affected her continuing status as a Certified Public Accountant.  Management accordingly did not consider it relevant to her ability to function as a financial officer of the Company   On August 3, 2011, Pamela J. Thompson resigned as Chief Financial Officers and was replaced with Richard S. Polep as Chief Financial Officer as disclosed in a subsequent Form 8-K.

Gary Kucher, age 46, was appointed a member of the Board of Directors on April 1, 2010 and was elected President on April 7, 2010.  He is a seasoned executive with numerous appointments, directorships and consulting roles with both public and private companies in a variety of industries and business sectors. Mr. Kucher has a strong background in investment banking; having held securities licenses, Series 7 and Series 24. He has provided consulting for business acquisitions and other commercial finance transactions to financial and strategic buyers, stock offerings, spin-offs, leveraged buy-outs and joint-venture arrangements. Mr. Kucher has sourced and executed M&A deals for leading technology companies and selected venture investments.  He has also advised banking, insurance, finance and investment banking companies on M&A and equity deals.  Since 2008, Mr. Kucher has served as Managing Director of MB&A Capital, Beverly Hills, California.  MB&A is an international business advisory.

Between 2006 and 2008 Mr. Kucher was CEO of Branded Media Corporation, a New York City based media and advertising holding Company and Chairman of the Board of its wholly owned subsidiary Executive Media Network, which sells advertising to “Fortune 500” clients deploying ads in airport executive lounges throughout the U.S. and Europe.

In 2005, Mr. Kucher co-founded Genius Interactive, a social network development company focused on providing rich online environments that encouraged achievement and accomplishment.  He continues to serve on the Board of Directors of Genius Interactive Inc.

From 2000 to 2004, Mr. Kucher was CEO and Chairman of the Board of Manex Entertainment with facilities in Hollywood and Alameda, California and over 300 employees.  The Company provided production services, facilities and equipment to over 50 film and television productions and created the Academy Award winning visual effects for “The Matrix” and “What Dreams May Come”.

Mr. Kucher has also served on the Board of Directors of Visual Network Design Inc., dba Rackwise.

There are no material plans, contracts, or arrangements to which any of the above officers is a party or in which he or she participates, entered into in connection with the Acquisition or any grant or award to such person under a plan, contract or arrangement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Description
10.1

Form of Asset Purchase Agreement dated April 1, 2010 entered into by the Company and each of 12 oil and gas partnerships each of which agreement has substantially the same terms and conditions with different assets and purchase prices. (1)

10.2	American Energy Advisors, Inc. Summary Reserve Report (2). American Energy Advisors, Inc. Summary Reserve Report (4)

10.3	B & J Oil LLC Equipment Summary Appraisal Report (2)

10.4

Schedules and Exhibits to Asset Purchase Agreement dated April 1, 2010 by and between the Company and Energy Production Revenue Fund, LLP which are substantially the same forms for each of the other 11 oil gas partnerships (1)

99.1

Attached hereto are the audited financial statements of Leland Kentucky Holdings, Inc Managed Partnerships Combined Financial Statements of the oil and gas properties purchased from 12 partnerships noted in Item 2.1 for the year ended December 31, 2009, and for the three months ended April 1, 2010, together with the Report of Independent Registered Public Accounting Firm of S.E. Clark & Company, PC concerning the audited statements and related notes.  (3)

99.2	Unaudited Pro Forma Combined Financial Information as of March 31, 2010 (2)

99.3	Unaudited Pro Forma Combined Financial Information as of December 31, 2009 (2)

(1) filed with the Original April 1, 2010 Form 8-K filed April 7, 2010

(2) filed with the Amended April 1, 2010 Form 8-K/A filed July 20, 2010

(3) filed with this Amendment No. 2.

(4) Report as of December 31, 2010, dated March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2012	CONSOLIDATION SERVICES, INC

By: /s/ Gary Kucher
Name: Gary Kucher
Title: Chief Executive Officer